                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): APRIL 22, 2003



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-13289                  76-0069030
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                  5847 SAN FELIPE, SUITE 3300
                        HOUSTON, TEXAS                        77057
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400

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ITEM 5.   OTHER EVENTS

          On April 22, 2003, Pride International, Inc. issued a notice pursuant to Rule 135c under the Securities Act of 1933 with respect to a private offering of 3.25% Convertible Senior Notes Due 2033. The notice is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               99.1 Rule 135c notice issued by Pride International, Inc. on April 22, 2003.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PRIDE INTERNATIONAL, INC.


                                              By:  /s/ Earl W. McNiel
                                                 -------------------------------
                                                       Earl W. McNiel
                                                       Vice President and Chief
                                                       Financial Officer


Date: April 24, 2003


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                                  EXHIBIT INDEX

NO.               DESCRIPTION
---               -----------
99.1              Rule 135c notice issued by Pride International, Inc. on
                  April 22, 2003.


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